Exhibit 99.2

Advancing Potential Functional Cures for Patients With Chronic Diseases ©2021 Sigilon Therapeutics, Inc. August 2021 0

Disclaimer This presentation has been prepared by Sigilon Therapeutics, Inc. (“we,” “us,” “our,” “Sigilon” or the “Company”) and is made for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and Sigilon makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. While the Company believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: our current cash runway; the initiation, timing, progress and results of our research and development programs, preclinical studies and clinical trials, including the timing of our clinical trials for SIG-001 and SIG-005 and the submission of INDs or CTAs for our other product candidates; our ability to advance any product candidates that we may develop and successfully complete any clinical studies, including the manufacture of any such product candidates; our ability to leverage our initial programs to develop additional product candidates using our SLTx platform; and our ability to successfully scale our manufacturing capabilities. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties. Applicable risks and uncertainties include, among others, that we have incurred significant losses since inception and our need for additional funding; the SLTx platform consists of novel technologies that are not yet clinically validated for human therapeutic use; that we do not have any results from the testing of any of our product candidates in clinical trials and any favorable preclinical results are not predictive of results that may be observed in clinical trials; we may be unable to obtain and maintain patent protection and other intellectual property rights for SIG-001, SIG-005 or any other product candidates and for our SLTx platform, or the scope of the patent and other intellectual property protection obtained may not be sufficiently broad; that we may be unable to resolve the clinical hold on SIG-001; the FDA or other regulators may request additional preclinical studies or clinical trials beyond those that we currently anticipate for SIG-001, SIG-005 or other product candidates, that manufacturing changes may not have the desired effect; and other risks and uncertainties identified under the heading “Risk Factors” and in our Annual Report on Form 10- K for the year ended December 31, 2020, our Quarterly Report on Form 10-Q for the period ended June 30, 2021 and in any subsequent filings with the Securities and Exchange Commission. 1 Non-confidential

SHIELDED LIVING THERAPEUTICS PLATFORM Sigilon Therapeutics Designed to Develop Functional Cures • Non-viral engineered cell-based therapy • No interference with patient’s DNA • Redosable and retrievable • No immunosuppression required • Scalable and flexible manufacturing 2 2

# Our Company History



Without Afibromer™
With Afibromer™
Evidence of fibrosis
No fibrosis observed

**1980 - 2015**

Seminal work by Drs. Robert (Bob) Langer and Daniel Anderson at MIT led to discovery of Afibromer™

**2016 - 2017**

Series A $26M

Sigilon created by Flagship Pioneering

Key publications in peer-reviewed journal, *Nature*

**2018 – 2019**

Lilly Deal $75M +

Foundational partnership Lilly

Hemophilia A Orphan Drug Designation (FDA)

Expanded our pipeline

Developed our modular platform

**2020**

IPO $145M

Secured Series B financing of $105M

Completed one-year NHP study of empty spheres

Received 3 Orphan Drug Designations

Dosed first patients in Phase 1/2 study of SIG-001 for Hem A

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2021 Highlights •$372 million in funding to date •Completed IPO in December 2020 with $144.9 million in gross proceeds (priced at $18) •Current cash runway into Q4 2022 (~$162 million at the end of Q2 21) •Phase 1/2 study of SIG-001 (Hem A) on clinical hold due to SAE; investigation of potential contributing factors ongoing •Filed CTA for SIG-005 in MPS-1 (UK & Brazil) in June & July 21 with US IND filing to follow •Pipeline with +3 CTA/IND filings expected by YE 22 STRONG FINANCIAL POSITION EXTENSIVE PIPELINE Inner Compartment: • genetically modified human cells that express BDD-hFVIII; hIDUA; hGLA … • modified alginate designed to optimize cell function Outer Layer: • modified alginate chemically linked to small molecule to minimize PFO (Afibromer) 4

++ 1. Cells Selection criteria based on:  Safety  Durability  Scalability Ability to switch transgene  allows for plug‐n‐play 3 pillars of our modular platform technology Modular SLTx Product Platform From Cell Function to Potential Functional Cure 2. Sphere 3. Manufacturing Process Dual layer sphere optimized to:  Prevent immune response   Enhance cell longevity and  productivity No significant changes required  from product to product  Standardized processes:  Cell expansion  Biomaterial manufacturing  Proprietary methods for  encapsulation  Scalable and flexible  Strategic manufacturing development  will potentially reduce COGS Modular platform allows for  production of novel SLTx product  candidates with the potential to treat  broad range of chronic diseases 4. Placement  5 Afibromer Matrix Administration via IP port

PROGRAM CELL PRODUCT DISCOVERY LEAD OPTIMIZATION IND ENABLING PHASE 1/2 PHASE 3 Rare Blood Disorders SIG-001 – Hemophilia A BDD-FVIII SIG-009 – FVII Deficiency FVII SIG-003 – Hemophilia B Padua-FIX Lysosomal Diseases SIG-005 – MPS-1 Human IDUA SIG-007 – Fabry Human GLA SIG-018 – MPS-2 Human IDS SIG-020 – MPS-6 Human ARSB Endocrine & Other Chronic Diseases SIG-002 – Type 1 Diabetes Insulin & others SIG-XXX – IMD Interleukins Addressing a Broad Range of Chronic Diseases Platform could be foundation for multiple products to enable treatment of vast array of disorders that require chronic protein administration 6 Note: IDUA = alpha‐L‐iduronidase; GLA= alpha‐galactosidase A ; IDS= iduronate sulfatase; ARSB= Arylsulfatase b

Broad and Deep IP Portfolio* *As of 30 June 2021; expiry assumes 20 year term for issued patents, additional term for patent term extensions may be available in some countries 30 Patent Families • 9 families licensed from MIT • Expiry between 2032 and 2038 • 21 families owned by Sigilon • Expiry between 2037 and 2042 • 16 issued U.S. patents • 25 issued ex-U.S. patents • >120 pending applications 6 Trademark Families • 6 U.S. & 73 ex-U.S. registrations • 10 ex-U.S. pending applications Patent Strategy: Protect SLTxTM platform and pipeline Engineered Cells: Novel expression constructs  Monoclonal cell lines Sphere Components: Configuration  Outer layer matrix Inner compartment matrix Manufacturing:  Afibromer Small Molecule  Modified Alginates  Encapsulation 7

Industry Leaders with Proven Track Record of Driving Value Rogerio Vivaldi, MD, MBA President, CEO Bernd Kullmann, MBA VP, Head of Mfg / Supply Chain Vanya Sagar, MPA Chief Human Resources Officer Olivia Kelly, PhD VP, Head of Diabetes Research Melodie Henderson, JD VP, Intellectual Property Counsel Martha Rook, PhD Chief Technical Operations Officer Matthew Kowalsky, JD Chief Legal Officer Susan Drapeau, PhD SVP, Head of Preclinical Development Josias Pontes, MBA VP, Head of Finance Elina Makino, PhD VP, Head of Rare Diseases Research Rogerio Vivaldi, MD, MBA Sigilon Therapeutics Doug Cole, MD Chairman Flagship Pioneering Robert Ruffolo, Jr., PhD Former Head of R&D, Wyeth Pharmaceuticals Eric Shaff, MBA Stephen Oesterle MD Former CTO, Medtronic PLC John Cox Repertoire Kavita Patel MD The Brookings Institution Board of Directors: Jiang Wu, PhD VP, Head of Bioanalytical & CMC Analytical Development Non-Confidential Robert Windsor Jr., JD VP, Head of Investor Relations Philip Ashton-Rickardt, PhD Chief Scientific Officer Brooke Story, MBA Seres Therapeutics BD Integrated Diagnostic Solutions Ajay Ria SVP, Head of Business Development 8

# Platform Preclinical Programs

## BIOAVAILABILITY FROM IP → PLASMA

- ✓ **NHP** studies in Hem A (SIG-001) and MPS-I (SIG-005) confirmed bioavailability in plasma
- ✓ Multiple **rodent** studies in Hem A, MPS-1, Fabry, FVII, & Hem B demonstrated bioavailability in plasma

## NONCLINICAL SAFETY

- ✓ 1000+ **mice** studied in multiple safety & tox studies over 3 programs
- ✓ 125+ **NHP** evaluated in safety & tox studies
- ✓ Full biocompatibility



## DOSING, CONTROL, & REDOSING

- ✓ Product **delivery method** evaluated in mice, pigs, NHP and human cadavers
- ✓ Hem A, MPS-1, Fabry, FVII Def & Hem B **dose/response** in animal models
- ✓ Efficacy demonstrated by **substrate reduction** for MPS-I and Fabry

## DURABILITY OF SLTX PLATFORM

- ✓ 4-month **NHP** islets
- ✓ 12-month **rat** Islet in STZ **mouse** model
- ✓ 6-month in NSG **mice** (SIG-001, SIG-005, SIG-007)
- ✓ 6 & 12-month **NHP** (empty spheres)

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Bioavailability Demonstrated in NHP for SIG-001 and SIG-005 10 110 1 100 1 100 2 1003 1102 110 3 0 10 20 30 40 50 FVIII Expression in Plasma (%) Spheres expressing  human protein  administered  intraperitoneally in  cynomolgus monkeys Quantifiable plasma  levels achieved for both  programs demonstrate  bioavailability  Plasma IDUA Activity U/mL FVIII Expression IDUA Activity BIOAVAILABILITY

DOSING

# Efficacy Demonstrated in Lysosomal Disease Mice Across Three Programs

## SIG-005 MPS-I Program
## Heparan Sulfate Level in Liver


ng HS/mg total protein
25000
20000
15000
10000
1000
800
600
400
200
0
ns
Sham
Fresh DS
Cryo DS

Equivalent substrate reduction for fresh and cryopreserved drug substance in SIG-005 spheres

## SIG-007 Fabry Program
## GLA Activity in Liver


Low dose SIG-007
Med dose SIG-007
High dose SIG-007
Fabrazyme
U/mg
100
80
60
40
20
0
WT
0
3
7
14
21
28

Medium and high dose SIG-007 equivalent or superior to Fabrazyme in Fabry mouse model

## SIG-018 MPS-2 Program
## Heparan Sulfate Level in Liver


ng HS/mg total protein
as % of sham
150
100
50
10
5
0
****
****
****
L
M
H
Sham

Equivalent substrate reduction for all three doses of SIG-020 in MPS-2 mouse model

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SLTx Designed to Provide Important Advantages Versus Gene Therapy 12 Recent Gene Therapy Setbacks:  Declining efficacy (including loss of all expression)  Unpredictable overdosing  Insertional mutagenesis risk with AAV (genotoxicity risk)  Insertional mutagenesis risk with alkylating agents  Serious Adverse Events: blindness/deaths

SIG-001 for Hem A: Efficacy, Durability and Controllability Observed in Preclinical Studies * -Statistically significant reduction in bleeding time relative to HA + wt (p<0.05). Bleeding time (in sec) 0 500 1000 1500 2000 WT Mice HA Mice + Control Spheres HA Mice + SIG-001 *  Efficacious  Controllable  Durable Rare Blood Disorders Hem A mice  Hem A mice  NSG mice 0 0.5 1 1.5 2 2.5 SIG‐001 Low dose SIG‐001 Mid dose SIG‐001 High dose hFVIII:C   (IU/mL) Normal   range   30  spheres 75  spheres 140  spheres  Orphan Drug Designation  13

SIG-001 Phase 1/2 Dose Escalation Study Rare Blood Disorders • Clinical Hold Investigation: • SAE on patient 3 due to low titer inhibitor • Investigation of potential contributing factors  ongoing  • Additional analyses on clinical samples  • Safety Review Committee monitoring  • Significant Milestones: • GMP manufacturing • Logistics of fresh product • Measurable plasma FVIII activity SIG-001 spheres (omentum) Administration catheter 8mmCatheter   Port 14 5mmCamera   Port UK UK US

Lysosomal Diseases • Our modular platform can be applied across a range of lysosomal storage diseases and lead to significant improvements in speed to clinic • In preclinical studies, platform cells produce sustained high levels of biochemically active enzyme with characteristics identical to the deficient human enzyme. • Potential sustained substrate reduction • Preclinically demonstrated Enzyme transported to target tissues, even the hard-to- reach tissues • Received Orphan Drug Designation ( ) for SIG-005 (MPS-1) and SIG- 007 (Fabry) Lysosomal Diseases 15

SIG-005: Phenotypic Correction in Bone After 5 Months Of Treatment in Mice With MPS-1 Reduced thickness in cortical areas  Sustained reduction in GAGs Reduction in bone volume Mineral density, mgHA/cm3 Reduction in mineral density Female Male 0.8 1.0 1.2 1.4 1.6 Average area of bone, Ct.Ar p=0.089 p=0.012 ng BM652/mg total protein SIG-005 Untreated 0 2000 4000 6000 pmol 4MU/hour/mg of protein IDUA activity in liver *microCT data is from the femur bone  Lysosomal Diseases 16

SIG-005: Substrate Reduction in Different Tissues after 5 Months of Treatment in Mice with MPS-1 Heart Kidney Liver Lung Treated Untreated Zeiss 20x; Alcian blue; Black arrow indicates substrate (Untx: G7-1; Tx: G3-1); * Glomerulus; * Bronchiole Lysosomal Diseases 17

SIG-005 Cryopreserved Drug Substance Decreases Manufacturing Lead Time by 80% SIG‐005 MPS‐I Program  Heparan Sulfate Level in Liver ng HS/mg total protein Equivalent substrate reduction for fresh and cryopreserved drug substance in SIG-005 spheres SIG‐001 (Fresh DS) SIG‐005 (Cryo DS)  Lysosomal Diseases Non-confidential 18

SIG-005 Clinical Design and Status • Filed CTA (UK) in June 2021 and CTA (Brazil) in July 2021 • Next step expected to include IND filing in the US 19 Lysosomal Diseases * Dose escalation may occur • Phase 1/2 Safety and Dose Ranging Study  • Open‐label; Sequential dose escalation • N = 9 patients • Male and female adults (age 18 and over) with  attenuated MPS‐1 (Hurler‐Scheie or Scheie) on ERT • Primary endpoint: Safety • Secondary endpoints: IDUA and GAG levels: urine and blood samples  • Physical function: 6‐minute walk test, lung function test; special tests to  evaluate your organs (heart, liver, spleen); holter ECG, MRI of the whole  body; • Exploratory endpoints: quality of life 1st Dose Level   Safety review* 1st Dose Level   Safety review* 1st Dose Level   Safety review* Non-confidential

Lysosomal Diseases

# SIG-007: Reduction Lyso-gb3 Across Tissues in Mice With Fabry After 1 Month of Treatment


Liver
Kidney
Heart
Skin
Lyso-Gb3 ng/mg of tissue
L
M
H
Unt


Lung
Spleen
Plasma
Lyso-Gb3 ng/mg of tissue
Lyso-Gb3 ng/ml of plasma
L
M
H
Unt

N=6/group; L:low dose; M: medium dose; H:high dose; Unt: untreated;
unpaired t-test vs untreated: ****p<0.001; ***p<0.001; **p<0.01; *p<0.05; nsp>0.05

Presented at the 17th Annual WORLD*Symposium*™ February 8th - 12th 2021, virtually.

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SIG-018: Substrate Reduction Across Tissues in Mice With MPS-2 Mouse Tissues After 1 Week of Treatment LMHSham 0 5 10 50 100 150 **** **** **** ng HS/mg total protein as % of sham LMHSham 0 50 100 150 200 ng HS/mg total protein as % of sham ** * ** ng HS/mg total protein as % of sham LMHSham 0 50 100 150 **** ** **** HS heparan sulfate; L Low Dose; M Medium Dose; H High Dose; Each dose level, n=4; Sham, n=4; **** p<0.001; *** p<0.001; ** p<0.01; * p<0.05; n.s. p>0.05 Liver Liver Kidney Kidney Spleen Spleen Heart Heart Lung Lung Plasma Plasma Lysosomal Diseases 21

SIG-020: Substrate Reduction Across Tissues in Mice With MPS-6 After 7 Days of Treatment Lysosomal Diseases 22

Sigilon and Lilly Collaborating to Develop Potential Functional Cure for Type 1 Diabetes • Sigilon is responsible for execution of the program through IND • Eli Lilly, a global leader in diabetes, will develop and commercialize program worldwide if approved • Financial Terms: • $75 million initial commitment • $415 million in milestones & tiered (from single- to-low double digit) sales-based royalties Endocrine Diseases 23

Diabetes Program Progresses Toward IND Blood   Glucose   (mg/dL)   Mean   ± SEM 600 500 400 300 200 100 0 Time (Days) 600       500  400        300    200        100  0 330 300 270 240 210 180 150 120 90 60 30 0 Review Article by Langer R; Molecular Frontiers Journal (2017) Rat donor islets in STZ mice (12 months) Endocrine Diseases 24 ~3,000 IEQ Encapsulated Human Islets in Diabetic Mice Our goal: Insulin independence in the absence of immunosuppression

Sa li ne Co n A 3T3 mIL-10 + ConA 0 2 4 6 Developing Products for Liver Diseases 25 Liver Necrosis Immune Mediated Diseases • Autoimmune hepatitis • Hepatocyte destruction by pro- inflammatory cytokines • Pathology shared with common liver diseases • IL-10 • Cytokine that resolves inflammation • IL-22 • Cytokine that regenerates the liver Saline Concanavalin   A   (ConA) mIL ‐ 22   spheres   +   ConA Proof   of   concept   for   inflammatory   diseases   SLTx ‐ IL ‐ 10 SLTx ‐ IL ‐ 22 Saline Concanavalin   A   (ConA) mIL ‐ 10   spheres   +   ConA Hepatocyte Necrosis Salin e Co nA 3 T3 m I L -22 + ConA 0 2 4 6 Protection from liver damage

Immune Mediated Diseases

# Developing Products for Graft Versus Host Disease

## SLTx-CTLA4-Ig

- Targeting T-cell mediated GvHD
- Induce sustained transplant tolerance to avoid graft rejection
- Prolong graft survival

**Sustained production of CTLA-4-Ig by SLTx Spheres**


Plasma Concentration
CTLA-4-Ig (µg/ml)
6
4
2
0
6 13 20 27 34 41
Days Post-Implantation

**SLTx mediated CTLA-4-Ig production ameliorates human PBMCs-driven GvHD**


Loss of Body Weight
Day -1 = day before PBMC's injection
BW % change
120
110
100
90
80
70
-1 1 3 6 8 10 13 15 20 22
Days after PBMC's Injection


Survival
% survival
100
75
50
25
0
0 10 20 30
Days after PBMC's Injection
No Treatment Controls
Control Spheres
CTLA-4-Ig Spheres

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# Manufacturing Optimization for Off-the-Shelf Product at Scale

## 3D Cell Culture



**Scale & Speed**
Large scale production for ~ 200L Drug Substance per batch

## Automated Encapsulation



**Scale & Speed**
Large scale production for > 4L Drug Product /wk

## Bulk Drug Product Manufacturing


1 Day
Manufacturing

**Cryopreservation**
28-day fresh cell culture process transitioning to cryopreserved off-the-shelf product

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Multiple Milestones Targeted Initiating 2nd Clinical Program H2 21 •Up to 9-month follow-up Phase 1/2 data (3 patients): SIG-001/Hem A •Completion of the Clinical Hold investigation •Phase 1/2 Initiation: SIG-005/MPS-1 (pending CTA/IND approval) Potential for Three Clinical Programs 2022 •IND/CTA submission: 3rd and 4th undisclosed program •Ongoing clinical development: SIG-001/Hem A •Continue enrollment Phase1/2: SIG-005/MPS-1 (pending CTA/IND approval) 28

Thank You